Exhibit 10.22

Canadian / U.S. / Offshore

The securities offered hereby and the securities issuable upon conversion of the Warrant (as defined below) have not been registered under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) or under any other applicable securities laws of any state of the United States and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed except (a) pursuant to a registration statement effective under the U.S. Securities Act and applicable state securities laws, or (b) pursuant to an exemption from registration thereunder. Hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act.

FIREFLY NEUROSCIENCE, INC.
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:                  FIREFLY NEUROSCIENCE, INC.

The undersigned (the “Subscriber”) subscribes for and agrees to purchase the number of Units (as defined herein) of Firefly Neuroscience, Inc. (the “Corporation”) indicated below at a purchase price of US$3.00 per Unit (the “Subscription Price”), on and subject to the “Terms and Conditions of Subscription” attached to and forming part of this subscription agreement (the “Agreement”).

PART A – DETAILS OF SECURITIES PURCHASED:

Number of Securities:	Aggregate Subscription Price: US$

PART B – LEGAL NAME OF SUBSCRIBER:
Non-Individual Subscriber Signature	Individual Subscriber Signature

(Name of Subscriber - please print)	(Family Name - please print)

By:	(First Name - please print)
(Authorized Signature)

(Secondary Given Name(s) - please print)

(Official Capacity or Title - please print)
By:
(Signature)

Please print name of individual whose signature appears above on behalf of the non-individual subscriber.	OTHER:
[CHECK IF APPROPRIATE]
The Subscriber is a registrant:
The Subscriber is an insider of the issuer:

PART C – CONTACT INFORMATION OF SUBSCRIBER:

Subscriber Information		Disclosed Beneficial Subscriber:

If the Subscriber is signing as agent for a principal and is not a trust company, trust corporation, or registered adviser described in paragraph (p) or (q) of the definition of “accredited investor” in section 1.1 of National Instrument 45-106 Prospectus Exemptions, each purchasing on behalf of a fully managed account, complete the following and ensure that Schedules “C”, “D”, “E” and “F”, as applicable, are completed on behalf of such principal:
(Subscriber’s Residential Address)

(Municipality)	(Province/State)

(Postal Code/Zip Code)	(Country)

(Name of Principal)
(Telephone Number)

		(Municipality)	(Province/State)

(Email Address)
		(Postal Code/Zip Code)	(Country)

Number of Securities of the Corporation currently owned:
(Telephone Number)

(Email Address)

Register the Securities as set forth below:	Deliver the Securities as set forth below:

☐ Same as Registered Address (otherwise complete below)
(Name)
(Name)

(Account reference, if applicable)
(Account reference, if applicable)

(Address)
(Contact Name)

(Address)

PART D – DETAILS OF EXEMPTION RELIED ON:

Accredited Investor Status:

Please refer to the Accredited Investor Certificate included as Schedule “B” to this Subscription Agreement for the definition of “accredited investor” and complete the following statement:

The Subscriber satisfies paragraph ☐ of the definition of “accredited investor” found in National Instrument 45-106 Prospectus Exemptions.

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY?

The following items in this Subscription Agreement must be completed. Please initial each applicable box. If the Subscriber is acting on behalf of more than one disclosed principal, a separate subscription agreement must be completed for each disclosed principal.

All Subscribers

All Subscriber information in Parts A, B, C, D and E

Subscribers resident in a jurisdiction of Canada purchasing as “accredited investors”

Schedule “B” indicating which category is applicable

All Subscribers

Schedule “D” - All subscribers, regardless of jurisdiction, must complete and execute the Accredited Investor Certificate

Subscribers in a jurisdiction outside of Canada

Schedule “E”

In lieu of the foregoing, subscribers resident in Canada and subscribing as “close friends, family or close business associates” of insiders of the Corporation

Schedule “F”

You may not change any part of this agreement without the consent of the Corporation.

TO BE COMPLETED BY THE CORPORATION

The Corporation accepts the subscription on the terms and conditions of this Agreement, including the attached “Terms and Conditions of Subscription”, for the following number of

Units:

Date:

FIREFLY NEUROSCIENCE, INC.

By:

Authorized Signing Officer

Official Capacity or Title

Subscription No:

TERMS AND CONDITIONS OF SUBSCRIPTION

Section 1	Terms of the Offering

(1)

The offering (the “Offering”) consists of the issuance and sale by the Corporation of Units (each, a "Unit") comprised of: (i) one (1) common share in the capital of the Corporation (the "Common Shares") and (ii) one (1) warrant to purchase Common Shares (the "Warrants"). Each whole Warrant shall entitle the holder thereof to a Common Share at a price of US$4.00 per Common Share (the Common Shares issuable upon exercise of the Warrants, the "Underlying Shares"). A Warrant may be exercised at any time during the thirty-six (36) month period starting on the Closing Date (as defined herein). As used in this Agreement, “Securities” means the Units, the Common Shares and Warrants comprising the Units, and the Underlying Shares, collectively or individually, as the context requires.

(2)

The Warrants will be created and issued pursuant to a warrant certificate, substantially in the form of the warrant certificate attached hereto as Schedule "G" (the "Warrant Certificate"). The specific attributes of the Warrants will be set forth in the Warrant Certificate.

(3)

To the extent that the total number of Common Shares issued to the Subscriber and its affiliates together with any person acting jointly or in concert (the “Attribution Parties”), collectively would beneficially own or exercise control or direction over, directly or indirectly in excess of 4.99% (the “Maximum Percentage”) (such total number being the “Excess”), the Company and the Subscriber agree that, notwithstanding anything else to the contrary herein, each Unit issued for the Excess will be comprised of (i) one (1) Pre-Funded Warrant and (ii) one (1) Warrant. “Pre-Funded Warrant” means, a pre-funded Common Share purchase warrant exercisable immediately and which shall expire when exercised in full, in the form of Schedule “H” attached hereto. If any Pre-Funded Warrants are issued, the Pre-Funded Warrants, Common Shares issuable on Exercise of the Pre-Funded Warrants, Warrants issued as part of the Excess and Common Shares issuable on exercise of the Warrants issued as part of the Excess shall be included in the definition of “Securities” for purposes of this Agreement.

(4)

The net proceeds from the Offering will be released to the Corporation on the Closing Date (as defined below) and will be used for general corporate and working capital purposes and the repayment of indebtedness.

(5)

The Subscriber agrees to do, execute, acknowledge and deliver all such further documents, assignments, transfers, agreements and other assurances as may be reasonably necessary or desirable to give full effect to this Agreement.

Section 2	Closing

The completion of the offer, sale and issuance of the Securities as contemplated by this Agreement (the “Closing”) will occur on such date and time as may be determined by the Corporation and the Subscriber (the “Closing Date” and the “Time of Closing”, respectively), subject to satisfaction or waiver by the relevant party of the conditions of closing.

This subscription is subject to acceptance by the Corporation, as described below. The Subscriber will receive, at the Time of Closing, in respect of the Common Shares forming part of the Units, direct registration statements representing the Common Shares and the Warrant Certificate, representing the Warrants.

Section 3	Conditions of Closing

The Subscriber, on its own behalf and on behalf of any disclosed principal for whom the Subscriber is contracting under this Agreement (a “Disclosed Beneficial Subscriber”), acknowledges that the offer, sale and issuance of the Securities as contemplated by this Agreement is subject to, among other things, the following conditions being fulfilled or performed on or before the Time of Closing, which conditions are for the exclusive benefit of the Corporation and may be waived, in whole or in part, by the Corporation:

(a)	The Subscriber delivering to the Corporation not later than the Closing Time at the Corporation's legal counsel's office at 1250, 639 – 5th Ave. SW, Calgary, Alberta T2P 0M9:

(i)	One fully completed and duly executed copy of this Agreement, including the Schedules and all other documentation contemplated by this Agreement;

(ii)

A certified cheque, bank draft or evidence of completed wire transfer to “TingleMerrett LLP, in trust.” or such other method of payment acceptable to the Corporation, representing the aggregate Subscription Price payable for the Units subscribed for by the Subscriber;

(b)	The Corporation accepting the Subscriber’s subscription, in whole or in part;

(c)

The offer, sale and issuance of the Securities being exempt from the prospectus requirements or registration requirements of Applicable Securities Laws. As used in this Agreement, “Applicable Securities Laws” means any and all securities laws including, statutes, rules, regulations, by-laws, policies, guidelines, orders, decisions, rulings and awards, applicable in the jurisdictions in which the Securities will be offered, sold and issued;

(d)

The Subscriber executing and delivering to the Corporation, as applicable, all reports, undertakings or other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Securities to the Subscriber;

(e)

The Corporation obtaining all orders, permits, approvals, waivers, consents, licenses or similar authorizations of Regulators necessary to complete the offer, sale and issuance of the Securities. As used in this Agreement, “Regulator” means (i) any governmental or public entity department, court, commission, board, bureau, agency or instrumentality, (ii) any quasi-governmental, self-regulatory or private body exercising any regulatory authority and (iii) any stock exchange;

(f)	The representations and warranties of the Subscriber having been true and correct as of the date of this Agreement and being true and correct at the Time of Closing); and

(g)	All documentation relating to the offer, sale and issuance of the Securities being in form and substance satisfactory to the Corporation.

Section 4	Acknowledgments of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of any Disclosed Beneficial Subscriber, acknowledges that:

(a)	AN INVESTMENT IN THE SECURITIES IS NOT WITHOUT RISK AND THE SUBSCRIBER (AND ANY DISCLOSED BENEFICIAL SUBSCRIBER) MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT;

(b)

The Subscriber has reviewed and considered the risk factors relating to the business of the Corporation and its securities as set out in the Corporation’s annual and quarterly reports and other documents filed by the Corporation with the U.S. Securities and Exchange Commission at www.sec.gov  before deciding whether to purchase the Securities;

(c)

The Corporation may complete additional financings in the future in order to develop the business of the Corporation and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Corporation, including the Subscriber but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Corporation may be unable to fund its ongoing development;

(d)

The Corporation has the right to accept or reject the Subscriber’s subscription in whole or in part. If the subscription is rejected in whole or in part all or a portion of the purchase price, as the case may be, will be promptly delivered to the Subscriber, without interest;

(e)

The offer, sale and issuance of the Securities is exempt from the prospectus and registration requirements of Applicable Securities Laws and, as a result: (i) the Subscriber may not receive information that would otherwise be required under Applicable Securities Laws or be contained in a prospectus or registration statement prepared in accordance with Applicable Securities Laws, (ii) the Subscriber is restricted from using most of the protections, rights and remedies available under Applicable Securities Laws, including statutory rights of rescission or damages, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under Applicable Securities Laws;

(f)

The Securities have not been and will not be qualified for distribution to the public under applicable Canadian securities laws. The Securities are being offered in each of the provinces of Canada on a private placement basis in accordance with National Instrument 45- 106 – Prospectus Exemptions (“NI 45-106”), without the filing of a prospectus. The transfer or resale of the Securities in Canada to, from or for the benefit or account of any person resident in Canada will be subject to restrictions under Applicable Securities Laws and any resale of the Securities must be made in accordance with Applicable Securities Laws. Unless permitted under securities legislation, a holder of Securities must not trade such Securities before the date that is four months and a day after the distribution date of the Securities. In addition, the Subscriber understands and acknowledges that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act and that if in the future it decides to offer, sell, pledge or otherwise transfer any of the Securities it will not offer, sell, pledge or otherwise transfer any of such securities directly or indirectly, unless the transfer is: (i) to the Corporation; (ii) made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by (A) Rule 144 thereunder, if available, or (B) Rule 144A thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or (iii) the Securities are sold in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of the securities (iv) pursuant to an effective registration statement with respect to the U.S. Securities Act and applicable state securities laws; and, in the case of clauses (ii)(A) or (iii), it has prior to such sale furnished to the Corporation an opinion of counsel in form and substance reasonably satisfactory to the Corporation.

(g)

The Subscriber (and any Disclosed Beneficial Subscriber) has reviewed and acknowledges the terms referred to herein and acknowledges and agrees that Securities purchased hereunder are subject to resale restrictions under Applicable Securities Laws; it is responsible to be familiar with such restrictions and to comply with them before any resale of the Securities it purchases and that the purchase of the Units has certain consequences under Canadian federal income tax legislation and United States federal tax laws; and it has been advised to consult its own legal counsel and advisers in its jurisdiction of residence for full particulars of the resale restrictions and tax laws applicable to it;

(h)

The Subscriber (and any Disclosed Beneficial Subscriber) understands that there are restrictions on trading the Securities pursuant to Applicable Securities Laws in the province in which such purchaser resides and that the Securities may only be resold in accordance with the registration and prospectus requirements (or exemptions therefrom) of Applicable Securities Laws, which requirements will vary depending on the relevant jurisdiction and acknowledges the risks related therein, and it further acknowledges that if it resells the Securities, it will do so in compliance with the Applicable Securities Laws and it will give notice to the subsequent transferee during the applicable restricted period;

(i)

No prospectus or registration statement has been filed with any Regulator in connection with the Offering; no Regulator has reviewed, passed upon, or made any finding or determination as to the merit for investment in, or made any recommendation or endorsement with respect to, the Securities; and there is no government or other insurance covering the Securities;

(j)

The Securities have not been registered under the U.S. Securities Act, or any state securities laws and the Securities may not be offered or sold in the United States or to, or for the account or benefit of, a “U.S. person” (as that term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act (“U.S. Person”)) except in compliance with the requirements of an exemption from registration under the U.S. Securities Act and any applicable state securities laws;

(k)

Material information concerning the Corporation is available in its public record (meaning information which has been publicly filed at www.sedarplus.ca and www.sec.gov/edgar by the Corporation pursuant to a requirement under Applicable Securities Laws (the “Public Record”));

(l)

The Corporation is required to file a report of trade with all applicable securities regulatory authorities or regulators containing personal information about Subscribers and, if applicable, any Disclosed Beneficial Subscribers of the Securities. This report of trade will include the full legal name, residential address, telephone number and email address of each Subscriber or Disclosed Beneficial Subscriber, the number and type of Securities purchased, the total purchase price paid for such Securities, the date of the Closing, specific details of the prospectus exemption relied upon under Applicable Securities Laws to complete such purchase, including how the Subscriber or Disclosed Beneficial Subscriber qualifies for such exemption and whether the Subscriber is an insider of the Corporation or a registrant. This information is collected indirectly by the securities regulatory authority or regulator in the applicable jurisdiction under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation of such jurisdiction. The Subscriber on its own behalf and, if applicable, on behalf of each Disclosed Beneficial Subscriber, authorizes such indirect collection of the information by such applicable securities regulatory authority or regulator. Should the Subscriber have any questions or concerns with respect to the foregoing, the contact information of the public official in the local jurisdiction who can answer such questions or address such concerns about the indirect collection of personal information is provided in Schedule "A" attached hereto;

(m)

The Securities are being offered on a “private placement” basis and the Units are not and, subject to the terms of this Agreement, (i) have not been listed on any stock exchange and (ii) will be subject to resale restrictions under Applicable Securities Laws;

(n)

The Common Shares and Underlying Shares cannot be traded through the facilities of the Nasdaq Exchange (the “Exchange”) until the expiration of the applicable hold period since the certificates or direct registration statements representing the Common Shares and the Underlying Shares are not freely transferable and consequently are not “good delivery” in settlement of transactions on the Exchange; and

(o)

The Subscriber acknowledges and agrees that the Corporation and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and warranties of the Subscriber and the Subscriber agrees that if any of the acknowledgements, representations or warranties above are no longer accurate, it shall promptly notify the Corporation.

Section 5	Representations and Warranties of the Subscriber

The Subscriber, on its own behalf and on behalf of any Disclosed Beneficial Subscriber, represents and warrants as follows to the Corporation at the date of this Agreement and at the Time of Closing and acknowledges and confirms that the Corporation is relying on such representations and warranties in connection with the offer, sale and issuance of the Securities to the Subscriber:

(a)

THE SUBSCRIBER (AND ANY DISCLOSED BENEFICIAL SUBSCRIBER) HAS KNOWLEDGE IN FINANCIAL AND BUSINESS AFFAIRS, IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE SECURITIES, AND IS ABLE TO BEAR THE ECONOMIC RISK OF SUCH INVESTMENT EVEN IF THE ENTIRE INVESTMENT IS LOST;

(b)

The Subscriber acknowledges and agrees that it has had access to such financial and other information and has been afforded an opportunity to ask such questions of the Corporation’s representatives and to receive answers thereto as it has deemed necessary in connection with its decision to purchase the Securities;

(c)

The Subscriber is purchasing the Securities for investment purposes only and not with a view to the resale or distribution thereof in a transaction that would violate the securities laws of any applicable jurisdiction, in whole or in part, and the Subscriber does not have any agreement or arrangement, formal or informal, written or oral, with any person or entity to sell or transfer or otherwise dispose of all or any part of the Securities, and has no present plans to enter into any such agreement or arrangement;

(d)

The distribution of the Securities has not been made through, or as a result of, and is not being accompanied by, (i) a general solicitation, (ii) any advertisement including articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or (iii) any seminar or meeting whose attendees have been invited by general solicitation or general advertising. The Subscriber's decision to subscribe for the Units was based upon this Agreement and information about the Corporation which is on the Public Record;

(e)

The Subscriber (and any Disclosed Beneficial Subscriber) is eligible to purchase the Securities pursuant to an exemption from the prospectus requirements of Applicable Securities Laws. The Subscriber has completed and delivered to the Corporation the applicable certificate in Schedule “B” including the applicable Risk Acknowledgement Form evidencing the Subscriber’s (and any Disclosed Beneficial Subscriber’s) status and criteria for reliance on the relevant prospectus exemption under Applicable Securities Laws and;

(i)

confirms that it complies with the criteria for reliance on the prospectus exemption and the truth and accuracy of all statements made in such certificate as of the date of this Agreement and as of the Time of Closing;

(ii)	understands that the Corporation is required to verify that the Subscriber (and any Disclosed Beneficial Subscriber) satisfies the relevant criteria to qualify for the prospectus exemption; and

(iii)	may be required to provide additional information or documentation to evidence compliance with the prospectus exemption;

(f)

The Subscriber is not a person created or used solely to purchase or hold the Securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of NI 45- 106;

(g)

The Subscriber is either purchasing the Securities as principal for its own account, or is deemed to be purchasing Securities as principal by Applicable Securities Laws and not as agent for the benefit of another person;

(h)

The Subscriber (and any Disclosed Beneficial Subscriber) was offered the Securities in, and is resident in, the jurisdiction set out as the “Subscriber’s Address” on the second page of this Agreement and intends the Applicable Securities Laws of that jurisdiction to govern the offer, sale and issuance of the Securities to the Subscriber;

(i)	The Subscriber acknowledges and agrees that:

(i)

it understands that the purchase and sale contemplated by this Agreement are being made in reliance on an exemption from registration contained in Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable state securities laws based in part upon the Subscriber’s representations contained herein and accordingly, the Securities are or will be when issued, as applicable, “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act; and

(ii)

it is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”) and has completed and agrees to the terms included in the Accredited Investor Certificate attached hereto as Schedule “D” and it has identified in such certificate the appropriate category of Accredited Investor status that correctly and in all respects describes the Subscriber.

(j)

If the Subscriber (or any Disclosed Beneficial Subscriber) is a resident of or otherwise subject to Applicable Securities Laws of a jurisdiction other than Canada or the United States (an “International Jurisdiction”), the Subscriber complies with the requirements of all Applicable Securities Laws and other laws and regulatory policies in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Corporation may request, and

(i)

the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Laws of the securities regulatory authorities (the “Authorities”) having application in the International Jurisdiction(s) of its residence or by which it is otherwise governed that would apply to this Subscription Agreement, if there are any;

(ii)

the Subscriber is purchasing the Units pursuant to exemptions that relieve the Corporation from any substantive or procedural requirements under the Applicable Securities Laws and policies of the Authorities in the International Jurisdiction(s) or, if such is not applicable, the Subscriber is permitted to purchase the Units under the Applicable Securities Laws and policies of the Authorities in the International Jurisdiction(s) without the need for the Corporation to rely on any exemption from the Applicable Securities Laws and policies of the Authorities in the International Jurisdiction(s); and

(iii)

the applicable laws and policies of the Authorities in the International Jurisdiction do not require the Corporation to make any filings with, seek any approvals of any nature whatsoever from, or do any act or thing for any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities;

(k)	The Subscriber (and any Disclosed Beneficial Subscriber) is at arm’s-length, within the meaning of the policies of the Exchange, with the Corporation;

(l)

None of the funds that the Subscriber is using to purchase the Securities are to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

(m)

The Subscriber (and any Disclosed Beneficial Subscriber) has not received, nor does it expect to receive any financial assistance from the Corporation, directly or indirectly, in respect of the Subscribers’ purchase of Securities;

(n)

Except as expressly provided for in this Agreement, no person has made any oral or written representations to the Subscriber: (i) that any person will resell or repurchase the Securities; (ii) that any person will refund the purchase price of the Securities; (iii) that the Securities will be listed on any exchange or quoted on any quotation and trade reporting system, (iv) that an application has been or will be made to list the Securities on any exchange or quote the Securities on any quotation and trade reporting system, or (v) as to the future value or price of any of the Securities;

(o)

If the Subscriber is an individual, he or she is of legal age and is legally competent to execute, deliver and perform his or her obligations under this Agreement. If the Subscriber is not an individual, (i) it has the legal capacity and competence to execute, deliver and perform its obligations under this Agreement; and (ii) the execution and delivery of and performance by the Subscriber of this Agreement have been authorized by all necessary corporate or other action on the part of the Subscriber;

(p)

If the Subscriber is subscribing on its own behalf, this Agreement has been duly executed and delivered by the Subscriber, and constitutes a legal, valid and binding agreement of the Subscriber enforceable against him, her or it in accordance with its terms;

(q)

If the Subscriber is acting for a Disclosed Beneficial Subscriber, the Subscriber is duly authorized to execute and deliver this Agreement and all other documentation in connection with the subscription on behalf of the Disclosed Beneficial Subscriber. This Agreement has been duly authorized, executed and delivered by or on behalf of such Disclosed Beneficial Subscriber and constitutes a legal, valid and binding agreement of such Disclosed Beneficial Subscriber enforceable against him, her or it in accordance with its terms;

(r)

The execution and delivery of and performance by the Subscriber (and any Disclosed Beneficial Subscriber) of this Agreement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event of condition) result in a breach or violation of or a conflict with, or allow any other person to exercise any rights under any of the terms or provisions of the Subscriber’s (and any such Disclosed Beneficial Subscriber’s) constating documents or by-laws, if applicable, or any other contract, agreement, instrument, undertaking or covenant to which the Subscriber (and any Disclosed Beneficial Subscriber) is a party or by which it is bound;

(s)

The Subscriber (and the Disclosed Beneficial Subscriber) has obtained such legal and tax advice as it considers appropriate in connection with the offer, sale and issuance of the Securities and the execution, delivery and performance by it of this Agreement and the transactions contemplated by this Agreement. The Subscriber (and the Disclosed Beneficial Subscriber), its legal counsel, other advisors and such other persons with whom the Subscriber has found it necessary to consult, have sufficient knowledge and experience in business and financial matters to evaluate the information set forth in this Agreement and in the Corporation's public securities filings, the Public Record and the risks of Subscriber's investment in the Securities, and to make an informed decision with respect thereto. The Subscriber acknowledges that neither the Corporation, nor any person acting on its behalf, has made any representations to the Subscriber or any advisor of the Subscriber regarding the tax consequences of an investment in the Securities. The Subscriber (and any Disclosed Beneficial Subscriber) (i) has such knowledge of financial and business affairs as to be capable of evaluating the merits and risks of an investment in the Securities; (ii) is capable of assessing its proposed investment in the Securities as a result of its own experience or as a result of advice received from a person duly registered under Applicable Securities Laws; and (iii) is able to bear the economic risk of the full loss of its investment in the Securities. The Subscriber (and any Disclosed Beneficial Subscriber) is not relying on the Corporation (including its affiliates) or its legal counsel in respect to any matter discussed in this Section 5(s);

(t)

The Subscriber understands the meaning and legal consequences of each of the foregoing representations, warranties and acknowledgements. The Subscriber understands that the Corporation and its legal counsel are relying upon the truth and accuracy of each of the foregoing representations, warranties and acknowledgements in issuing the Securities and establishing compliance with Applicable Securities Laws. The Subscriber's representations, warranties and acknowledgements are true and correct in all respects as of the date hereof and will be true and correct in all respects as of the date of Closing;

(u)

If the Subscriber is not subscribing as principal, the Subscriber acknowledges that the Corporation may be required by law to disclose to applicable securities regulatory authorities or stock exchanges information concerning the identities of each beneficial purchaser for whom the Subscriber is acting hereunder;

(v)

Except for the Subscriber's knowledge regarding its subscription for the Units hereunder, the Subscriber has no knowledge of a "material fact" or a "material change" (as those terms are defined in Applicable Securities Laws, and which generally means a fact or change which would reasonably be expected to have a significant effect on the market price of the Common Shares or Underlying Shares) in the affairs of the Corporation that has not been generally disclosed; and

(w)

The funds representing the aggregate Subscription Price advanced by the Subscriber are not proceeds of crime as defined in the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”). None of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or any other applicable jurisdiction, or (ii) are being tendered on behalf of a person or entity (A) with whom the Corporation would be prohibited from dealing with under applicable money laundering, terrorist financing, economic sanctions, criminal or other similar laws or regulations or (B) who has not been identified to the Subscriber. The Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis pursuant to the PCMLTFA or other laws or regulations and shall promptly notify the Corporation if the Subscriber discovers that any of the foregoing representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

Section 6	Covenants of the Subscriber

(1)

The Subscriber (and any Disclosed Beneficial Subscriber) will comply with Applicable Securities Laws concerning the subscription, purchase, holding and resale of the Securities and will consult with its legal advisers with respect to complying with resale restrictions under Applicable Securities Laws with respect to the Securities.

(2)

The Subscriber (and any Disclosed Beneficial Subscriber) will execute, deliver, file and otherwise assist the Corporation in filing any reports, undertakings and other documents as may be required from time to time under Applicable Securities Laws or applicable tax laws in connection with the offer, sale, issuance, ownership or holding of the Securities.

Section 7	Representations and Warranties of the Corporation

The Corporation represents and warrants as follows to the Subscriber at the date of this Agreement and at the Time of Closing and acknowledges and confirms that the Subscriber is relying upon such representations and warranties in connection with the offer, sale and issuance of the Securities to the Subscriber:

(a)

The Corporation and its subsidiaries are companies incorporated or formed, as applicable, and existing under the laws of the jurisdictions in which they are incorporated, formed, continued or amalgamated, as applicable;

(b)	The execution and delivery of, and performance by the Corporation of this Agreement have been authorized by all necessary corporate action on the part of the Corporation;

(c)	This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding agreement of the Corporation enforceable against it in accordance with its terms; and

(d)	The Corporation has complied with Applicable Securities Laws in connection with the offer, sale and issuance of the Securities;

Section 8	Covenants of the Corporation

(1)

The Corporation will, within the required time, file, in accordance with all Applicable Securities Laws, any documents, reports and information, in the required form, required to be filed in connection with the Offering, together with any applicable filing fees and other materials.

(2)

Following the expiration of any applicable holder period listed on the certificates or direct registration statements representing the Common Shares and the Underlying Shares, the Corporation will apply to have the Common Shares and Underlying Shares listed on the Exchange.

Section 9	Survival

The representations, warranties, acknowledgements and covenants contained in this Agreement and any certificate or document delivered pursuant to or in connection with this Agreement will survive Closing and continue in full force and effect notwithstanding any subsequent disposition or exchange of the Securities.

Section 10	Beneficial Subscribers

Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the Schedules will be treated as if made by the Disclosed Beneficial Subscriber, if any.

Section 11	Schedules

The following Schedules are incorporated into and form an integral part of this Agreement, and any reference to this Agreement includes the Schedules:

Schedule “A”	Securities Commission Contact Information

Schedule “B”	Accredited Investor Certificate

Schedule “C”	Accredited Investor Risk Acknowledgement Form – Form 45-106F9

Schedule “D”	Accredited Investor Certificate

Schedule “E”	Residency Certificate

Schedule “F”	Close Friends, Family or Close Business Associates Form

Schedule “G”	Warrant Certificate

Schedule “H”	Pre-Funded Warrant

Section 12	Interpretation

Any reference in this Agreement to gender includes all genders. Words importing the singular number only include the plural and vice versa. The division of this Agreement into Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect the Agreement’s interpretation. In this Agreement (i) the words “including”, “includes” and “include” mean “including (or includes or include) without limitation”, (ii) the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”.

Section 13	Assignment

This Agreement becomes effective when executed by all of the parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Agreement is not transferable or assignable by any party to it.

Section 14	Entire Agreement

This Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated by it and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement. The parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

Section 15	Time of Essence

Time is of the essence in this Agreement.

Section 16	Governing Law

This Agreement will be governed by, interpreted and enforced in accordance with the laws of the State of Delaware and the federal laws of the United States applicable therein. The Subscriber, (and any Disclosed Beneficial Subscriber), irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of the State of Delaware with respect to any matters arising out of this Agreement and waives objection to the venue of any proceeding in such court or that such court provides an inconvenient forum.

Section 17	Language of Documents

It is the express wish of the parties to this Agreement that this Agreement and all related documents be drafted in English. Les parties aux présentes conviennent et exigent que cette convention ainsi que tous les documents s’y rattachant soient rédigés en langue anglaise.

Section 18	Execution by Facsimile and Counterparts

This Agreement including the Schedules may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together will be deemed to constitute one and the same document. If the Subscriber does not deliver a complete copy of this Subscription Agreement to the Corporation, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all of the terms and conditions of this Subscription Agreement on the pages not delivered at the Closing Time unaltered.

Section 19	Currency

References in this Agreement and the Schedules to “$” or “C$” are to Canadian dollars and all references to "US$" are to United States dollars.

Section 20	Severability

The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

Section 21	Enurement

This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors (including any successor by reason of the amalgamation or merger of any party) and permitted assigns.

SCHEDULE “A”

SECURITIES COMMISSION CONTACT INFORMATION

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: (403) 297 6454

Toll free in Canada: 1-877-355-0585

Facsimile: (403) 297-2082

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: (604) 899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: (604) 899-6581

Email: inquiries@bcsc.bc.ca

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: (204) 945-2548

Toll free in Manitoba 1-800-655-5244

Facsimile: (204) 945-0330

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: (506) 658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: (506) 658-3059

Email: info@fcnb.ca

Government of Newfoundland and Labrador

Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: (709) 729-4189

Facsimile: (709) 729-6187

Government of the Northwest Territories

Office of the Superintendent of Securities P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Attention: Deputy Superintendent, Legal & Enforcement

Telephone: (867) 920-8984

Facsimile: (867) 873-0243

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: (902) 424-7768

Facsimile: (902) 424-4625

Government of Nunavut Department of Justice Legal

Registries Division P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: (867) 975-6590

Facsimile: (867) 975-6594

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: (416) 593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: (416) 593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information:

Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: (902) 368-4569

Facsimile: (902) 368-5283

Autorité des marchés financiers

800, Square Victoria, 22e étage C.P. 246, Tour de la Bourse Montréal, Québec H4Z 1G3

Telephone: (514) 395-0337 or 1-877-525-0337

Facsimile: (514) 873-6155 (For filing purposes only) Facsimile: (514) 864-6381 (For privacy requests only)

Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers); fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers)

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 - 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: (306) 787-5879

Facsimile: (306) 787-5899

Government of Yukon

Department of Community Services

Law Centre, 3rd Floor

2130 Second Avenue

Whitehorse, Yukon Y1A 5H6

Telephone: (867) 667-5314

Facsimile: (867) 393-6251

SCHEDULE “B”
ACCREDITED INVESTOR CERTIFICATE

(Alberta, British Columbia, Manitoba, Newfoundland and Labrador, Northwest Territories, New Brunswick, Nova Scotia, Nunavut, Ontario, Prince Edward Island, Quebec, Saskatchewan and Yukon)

TO:	FIREFLY NEUROSCIENCE, INC. (the “Issuer”)

RE:	Purchase of Units (the “Securities”) of the Issuer

Representations and Warranties

In connection with the purchase by the undersigned (the “Purchaser”) of the Securities, the Purchaser hereby represents, warrants and certifies to the Issuer that the Purchaser:

(i)	is purchasing the Securities as principal;

(ii)	is resident in or is subject to the laws of the Province or Territory of (check one):

☐ Alberta	☐ Northwest Territories	☐ Prince Edward Island

☐ British Columbia	☐ Nova Scotia	☐ Quebec

☐ Manitoba	☐ Nunavut	☐ Saskatchewan

☐ Newfoundland and Labrador	☐ Ontario	☐ Yukon

☐ New Brunswick

(iii)	is an “accredited investor” (as defined in National Instrument 45-106 – Prospectus Exemptions) by virtue of satisfying the indicated criterion on Schedule “A” to this certificate.

Important Information Regarding the Collection of Personal Information

The Issuer is required to file a report of trade with all applicable securities regulatory authorities containing personal information about the Purchaser and, if applicable, any disclosed beneficial purchaser of the Securities. The Purchaser acknowledges that it has been notified by the Issuer:

(iv)

of such delivery of a report of trade containing the full legal name, residential address, telephone number and email address of each Purchaser or disclosed beneficial purchaser, the number and type of Securities purchased, the total purchase price paid for such Securities, the date of the purchase and specific details of the prospectus exemption relied upon under applicable securities laws to complete such purchase, including how the Purchaser or disclosed beneficial purchaser qualifies for such exemption;

(v)

that this information is collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation; and

(vi)

that the Purchaser may contact the applicable securities regulatory authority or regulator by way of the contact information provided in Schedule “A” for more information regarding the indirect collection of such information.

By completing this certificate, the Purchaser authorizes the indirect collection of this information by each applicable securities regulatory authority or regulator and acknowledges that such information is made available to the public under applicable securities legislation.

Certified at ________________________, __________________________________.

Witness	[Name of Individual Purchaser]

OR

[NAME OF PURCHASER]

By:
Name:
Office or Title:

SCHEDULE “A”
TO ACCREDITED INVESTOR CERTIFICATE

(All underlined words have the meanings set forth at the end of this Schedule “A”).

***Please note that if the purchaser qualifies as an “accredited investor” under paragraphs (j), (k) or (l), below, a completed and executed Form 45-106F9 must also be obtained***

Please check the appropriate box:

☐	(a)	a financial institution,

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(e.1)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,

☐ - Please mark to indicate that you have returned an executed copy of Form 45-106F9 (See Annex “A” to this Certificate)

- Please provide the following information to the best of your knowledge based on the most recent information available to you:

		- Aggregate realizable value of financial assets before taxes	C$ - _______________________

		- Related Liabilities	C$ - _______________________

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

- Please provide the following information to the best of your knowledge based on the most recent information available to you:

		- Aggregate realizable value of financial assets before taxes	C$ - _______________________

		- Related Liabilities	C$ - _______________________

☐	(k)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐ - Please mark to indicate that you have returned an executed copy of the Risk Acknowledgement Form 45-106F9 (See Annex “A” to this Certificate)

Please provide the following information (based on your two most recent notices of assessment from the Canada Revenue Agency or equivalent):

		- Net income before taxes	Last year	Range - C$200,000-300,000 ☐

Range - C$300,000-400,000 ☐

Range – Greater than C$400,000 ☐

			Year prior to last year	Range – C$200,000-300,000 ☐

Range - C$300,000-400,000 ☐

Range – Greater than C$400,000 ☐

		- If applicable, net income before taxes of your spouse	Last year	Range - C$300,000-400,000 ☐

		-		Range - C$400,000-500,000 ☐

		-		Range - Greater than C$500,000 + ☐

			Year prior to last year	Range - C$300,000-400,000 ☐

Range - C$400,000-500,000 ☐

Range - Greater than C$500,000 + ☐

☐	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

☐ - Please mark to indicate that you have returned an executed copy of the Risk Acknowledgement Form 45-106F9 (See Annex “A” to this Certificate)

Please provide the following information by subtracting your total liabilities from your total assets (for example, the value your personal residence minus the related liabilities, such as a mortgage) and note that the value attributed to assets should reasonably reflect their estimated fair value and income tax should be considered a liability if the obligation to pay it is outstanding at the time of the distribution.

Total Assets	C$ - _______________________

Minus - Total Liabilities (including outstanding taxes)	C$ - _______________________

Equals = Net Assets	C$ - _______________________

☐	(m)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (m),

☐	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor,

☐	(w)

a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

AS USED IN THIS SCHEDULE “A”, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

"control person" means

in Ontario, Alberta, Newfoundland and Labrador, Nova Scotia and Saskatchewan:

(b)

a person or company who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or company holds more than 20 per cent of the voting rights attached to all outstanding voting securities of an issuer, the person or company is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer, or

(c)

each person or company in a combination of persons or companies, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a combination of persons or companies holds more than 20 per cent of the voting rights attached to all outstanding voting securities of an issuer, the combination of persons or companies is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

in British Columbia and New Brunswick:

(d)	a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(e)

each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

in Prince Edward Island, Northwest Territories, Nunavut and the Yukon:

(f)

a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and if a person holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer, or

(g)

each person in a combination of persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, who holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and if a combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

in Quebec:

(h)

a person that, alone or with other persons acting in concert by virtue of an agreement, holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer. If the person, alone or with other persons acting in concert by virtue of an agreement, holds more than 20% of those voting rights, the person is presumed to hold a sufficient number of the voting rights to affect materially the control of the issuer; and

in Manitoba

(i)	a person or company who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer,

(j)

each person or company, or combination of persons or companies acting in concert by virtue of an agreement, arrangement, commitment or understanding, that holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(k)

a person or company, or combination of persons or companies, that holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, unless there is evidence that the holding does not affect materially the control of the issuer;

"director" means

(l)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(m)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

"eligibility adviser" means

(n)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(o)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)

have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons (as such term is defined in applicable securities legislation), and

(ii)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons (as such term is defined in applicable securities legislation) within the previous 12 months;

"executive officer" means, for an issuer, an individual who is

(p)	a chair, vice-chair or president,

(q)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(r)	performing a policy-making function in respect of the issuer;

"financial assets" means

(s)	cash,

(t)	securities, or

(u)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

"financial institution" means,

(v)	other than in Ontario,

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act,

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada; or

(iii)	a Schedule III bank,

(w)	and in Ontario,

(i)	a bank listed in Schedule I, II or III to the Bank Act (Canada);

(ii)	an association to which the Cooperative Credit Association Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act; or

(iii)

a loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative or credit union league or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be.

"founder" means, in respect of an issuer, a person who,

(x)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(y)	at the time of the distribution or trade is actively involved in the business of the issuer;

"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

"investment fund" has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

"person" includes

(z)	an individual,

(aa)	a corporation,

(bb)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(cc)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

“offering memorandum” means a document, together with any amendments to that document, purporting to describe the business and affairs of an issuer that has been prepared primarily for delivery to and review by a prospective purchaser so as to assist the prospective purchaser to make an investment decision in respect of securities being sold in a distribution to which section 53 of the Securities Act (Ontario) would apply but for the availability of one or more exemptions contained in Ontario securities laws, but does not include a document setting out current information about an issuer for the benefit of a prospective purchaser familiar with the issuer through prior investment or business contacts,

"related liabilities" means

(dd)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ee)	liabilities that are secured by financial assets;

"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

"spouse" means, an individual who,

(ff)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(gg)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(hh)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Interpretation

In this Schedule “A”, a person (first person) is considered to control another person (second person) if

(ii)

the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(jj)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(kk)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

SCHEDULE “C”

RISK ACKNOWLEDGEMENT FORM – FORM 45-106F9

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITYHOLDER
1. About your investment
Type of securities: Units (consisting of one common share and one-half share purchase warrant)	Issuer: Firefly Neuroscience, Inc.
Purchased from: The Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:		Your initials
Risk of loss – You could lose your entire investment of: $___________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement). The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials

●    Your net income before taxes was more than C$200,000 in each of the 2 most recent calendar years, and you expect it to be more than C$200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

Your initials

●    Your net income before taxes combined with your spouse’s was more than C$300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than C$300,000 in the current calendar year.

● Either alone or with your spouse, you own more than C$1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you have net assets worth more than C$5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and your signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: the salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY

6. For more information about this investment, contact:

Firefly Neuroscience, Inc.

1100 MILITARY ROAD, KENMORE, NY, 14217

Attention: Paul Krzywicki

Chief Financial Officer

paul.krzywicki@fireflyneuro.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

SCHEDULE “D”

ACCREDITED INVESTOR CERTIFICATE

TO:	FIREFLY NEUROSCIENCE, INC. (THE “CORPORATION”)

RE:	Purchase of Units (“Units”) of the Corporation

This Certificate is being delivered in connection with the execution and delivery of, and forms a part of, the Subscription Agreement (as defined below) of the undersigned subscriber (the “Subscriber”) in connection with the purchase of Units (as defined in the Subscription Agreement). Capitalized terms used herein and not defined herein will have the meanings ascribed thereto in the accompanying subscription agreement between the Corporation and the undersigned dated as of the date thereof and delivered by the undersigned concurrently herewith (the “Subscription Agreement”).

Part A - Accredited Investor

Each Subscriber hereby represents, warrants and covenants (which representations, warranties and covenants will survive the Closing Date) to and with the Corporation, and acknowledges that the Corporation and its counsel are relying thereon, that:

(a)

The Subscriber is purchasing the Units for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), and it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units, is an Accredited Investor and the Subscriber has initialed the category of Accredited Investor applicable to the Subscriber.

(b)

The Subscriber and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units, is an Accredited Investor as a result of satisfying the requirements of the paragraphs below that the Subscriber has indicated (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

Category 1.

A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; an investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the Securities and Exchange Commission under section 2(a)(13) of the Investment Advisers Act of 1940; an insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; an investment company registered under the United States Investment Company Act of 1940, as amended; a business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940, as amended; a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958, as amended; any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S.$5,000,000; or an employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “accredited investors” (as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act); or

Category 2.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended; or

Category 3.

An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S.$5,000,000; or

Category 4.	A director or executive officer of the Corporation; or

Category 5.	A person that holds in good standing a Series 7, Series 65 or Series 82 license; or

Category 6.

A “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the Company would be an investment company, as defined in section 3 of the Investment Advisers Act of 1940, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of the Investment Advisers Act of 1940; or

Category 7.

A natural person with individual “net worth”, or joint “net worth” with his or her spouse equivalent, at the time of purchase in excess of US$1,000,000;

Note: For purposes of calculating “net worth” under this paragraph:

(i)       The person’s primary residence shall not be included as an asset;

(ii)      Indebtedness that is secured by the person's primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)     Indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the securities shall be included as a liability; or

Category 8.

A natural person who had an individual income in excess of US$200,000 in each of the last two years or joint income with his or her spouse equivalent in excess of US$300,000 in each of those years, and who reasonably expects to reach the same income level in the current year; or

Category 9.

An entity that is not formed for the specific purpose of acquiring the securities offered hereby, and that owns investments, as defined under rule 2a51-1(b) of the Investment Company Act of 1940, in excess of $5,000,000; or

Category 10.

A “family office” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (i) with assets under management in excess of $5,000,000, (ii) not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investments are directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investments; or

Category 11.

A “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in Category 10 above and whose prospective investments in the Company is directed by such family office as described in paragraph (10)(iii) above; or

Category 12.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

Category 13.	A revocable trust which may be revoked or amended by its settlers (creators), each of whom is an Accredited Investor under Category 7; or

Category 14.	An entity in which all of the equity owners are Accredited Investors.

(c)

The Subscriber understands and acknowledges that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates, written notices of the relevant ownership statement under a direct registration system and all certificates issued in exchange therefore or in substitution thereof, will bear or be deemed to bear the following legends (in addition to those set forth in the Agreement, as applicable):

“THE SECURITIES REPRESENTED HEREBY [add for the Warrants and Pre-Funded Warrants: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES, FOR THE BENEFIT OF FIREFLY NEUROSCIENCE INC. (THE “CORPORATION”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION; (B) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (C) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (B)(2) OR (C) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if any of the Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, or in another transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the Corporation and its registrar and transfer agent of an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

(d)

The Subscriber consents to the Corporation making a notation on its records or giving instructions to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described herein.

(e)

Subscriber acknowledges and agrees that upon the original issuance of the Warrants, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT”

Part B - General

In addition to the representations, warranties and covenants set out in Part A, each Subscriber, on its own behalf and on behalf of any Beneficial Purchaser, as applicable, hereby represents, warrants and covenants (which representations, warranties and covenants will survive the Closing Date) to and with the Corporation, and acknowledges that the Corporation and its counsel are relying thereon, that:

(a)

The Subscriber has not purchased the Units as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet or broadcast over radio, television, or the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(b)

The Subscriber is acquiring the Securities for itself (or for the Beneficial Purchaser) for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of United States federal or state securities laws, and the Subscriber acknowledges that the exemption from registration under the U.S. Securities Act and applicable state securities laws depends, among other things, upon the bona fide nature of the investment intent expressed herein.

(c)

The Subscriber understands and acknowledges that (i) if the Corporation is ever deemed to be, or to have been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Securities, and (ii) the Corporation is not obligated to take, and have no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for resales of the Securities.

(d)

The Subscriber is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of British Columbia, Canada; (ii) some of the directors and officers may be residents of countries other than the United States; and (iii) some of the assets of the Corporation and such persons may be located outside the United States.

(e)

The Subscriber understands and acknowledges that no offering document or prospectus has been, nor will be, prepared in connection with the offering of the Units and has conducted its own investigation of the Corporation and the Securities. The Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Units, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating independently the merits and risks of its investment and it, and any account for which it is acting, is able to bear the economic risk of loss of its investment in the Units.

(f)

The office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Units is the address listed as the “Subscriber’s Residential Address” in the Subscription Agreement.

(g)

The Subscriber acknowledges that the representations, warranties and covenants hereto are made by it with the intent that they may be relied upon by the Corporation and its counsel in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase the Units. It agrees that by accepting Securities it shall be representing and warranting that the provisions of this Certificate will be true and correct as of the date of execution of this Subscription Agreement and as of the Closing Date and will survive after the date of execution of this Subscription Agreement.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber which takes place prior to the Closing Date.

DATED at __________________________          this _______ day of _______________, 2025.

If a Corporation, Partnership or Other Entity:	If an Individual:
X
Signature
Name of Entity

Print or Type Name
Type of Entity

X
Signature of Person Signing

Print or Type Name and Title of Person Signing

SCHEDULE “E”
CERTIFICATE

OFF-SHORE PURCHASER CERTIFICATE
(Purchaser Resident Outside of Canada)

TO:	Firefly Neuroscience, Inc. (the “Issuer”)

RE:	Private Placement of Units of the Issuer (the “Trade”)

[Name of Purchaser] (the “Purchaser”) represents, covenants and certifies to you that:

(i)	The Purchaser (and if the Purchaser is acting as agent for a disclosed principal, such disclosed principal) is not resident in Canada or subject to applicable Canadian securities laws;

(ii)

The issuance of Securities to the Purchaser (or its disclosed principal, if any) may be effected by the Issuer without the necessity of the filing of any document with or obtaining any approval from or effecting any registration with any governmental entity or similar regulatory authority having jurisdiction over the Purchaser (or its disclosed principal, if any);

(iii)

The issuance of the Securities, and the Purchaser (and if the Purchaser is acting as agent for a disclosed principal, such disclosed principal) complies with the requirements of all applicable laws in the jurisdiction of its residence and the Securities are being issued and sold in accordance with Ontario Securities Commission Policy 72-503 – Distributions Outside Canada; and

(iv)	The Purchaser will provide such evidence of compliance with all such matters as the issuer or its counsel may request.

The Purchaser acknowledges that the Issuer may be required to file with the securities regulatory authority or regulator in one or more Canadian jurisdictions a report regarding the Trade. The Purchaser acknowledges that such report may require the Issuer to disclose the Purchaser’s full legal name, residential address, telephone number and email address and the number of securities the Purchaser purchased, the purchase price for such securities and specific details of the prospectus exemption relied upon under applicable securities laws to complete such purchase, including how the Purchaser qualifies for such exemption. The Purchaser consents to the disclosure of such information and acknowledges that such information is made available to the public under securities legislation of Ontario. The Purchaser acknowledges that this information is collected indirectly by the applicable securities regulatory authority or regulator under the authority granted to it under, and for the purposes of the administration and enforcement of, the securities legislation and that the Purchaser may contact the applicable securities regulatory authority or regulator by way of the contact information provided in Schedule “A” for more information regarding the indirect collection of such information.

The Purchaser acknowledges that you are relying on this certificate to determine the Purchaser’s suitability as a purchaser of securities of the Issuer. The Purchaser agrees that the representations, covenants and certifications contained to this certificate shall survive any issuance of securities of the Issuer to the Purchaser.

Certified at ________________, on the ____ day of _______________, 20___ .

[NAME OF PURCHASER]
By:
Name:
Office or Title:

SCHEDULE "F"

REPRESENTATION LETTER

TO BE COMPLETED BY SUBSCRIBERS WHO ARE FAMILY MEMBERS, CLOSE PERSONAL FRIENDS OR CLOSE PERSONAL BUSINESS ASSOCIATES (EXCEPT FOR RESIDENTS OF ONTARIO)

TO:         Firefly Neuroscience, Inc. (the "Corporation")

(Capitalized terms not specifically defined in this Schedule have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached)

In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Representation Letter forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	The Subscriber is resident in the jurisdiction described on the face page of this Subscription Agreement, other than Ontario;

2.	The Subscriber is purchasing the Shares as principal for its own account;

3.	In connection with the purchase of Shares of the Corporation by the Subscriber, the Subscriber hereby represents and warrants that the Subscriber is:

☐	(a) a director, executive officer or control person of the Corporation or an affiliate of the Corporation;

☐	(b) a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(c) a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(d) a close personal friend of director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(e) a close business associate of director, executive officer or control person of the Corporation, or affiliate of the Corporation;

☐	(f) a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a founder of the Corporation;

☐	(g) a parent, grandparent, brother, sister, child or grandchild of the spouse of a founder of the Corporation;

☐	(h) a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (a) to (g); or

☐	(i) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (a) to (g).

PLEASE MARK YOUR INITIALS BESIDE THE CATEGORY TO WHICH YOU BELONG

Please briefly describe the nature of the relationship and name of the person to whom you are related:

Interpretive Aids

"Close Personal Friend" is an individual who has known the director, executive officer, founder or control person well enough and for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. The term "close personal friend" can include family members not already specifically identified in the exemption if the family member satisfies the criteria described above. An individual is not a close personal friend solely because the individual is a relative; a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer or former client or customer; a mere acquaintance; or connected through some form of social media such as Facebook, Twitter or LinkedIn. The relationship between the purchaser and director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, executive officer, founder or control person.

"Close Business Associate" is an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person to be in a position to assess their capabilities and trustworthiness. An individual is not a close business associate solely because the individual is a member of the same club, organization, association or religious group; a co-worker, colleague or associate at the same workplace; a client, customer or former client or customer; a mere acquaintance; or connected through some form of social media such as Facebook, Twitter or LinkedIn. The relationship between the purchaser and director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, executive officer, founder or control person.

"Control Person" means any person that holds or is one of a combination of persons that holds: (a) a sufficient number of any of the securities of the Corporation so as to affect materially the control of the Corporation; or (b) more than 20% of the voting shares of the Corporation except where there is evidence showing the holding of the shares does not affect materially the control of the Corporation.

"Executive Officer" means, for the Corporation, an individual who is:

(a)	a chair, vice-chair or president;

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(c)	an officer of the Corporation or any of its subsidiaries and who performs a policy-making function in respect of the Corporation, or

(d)	performing a policy-making function in respect of the Corporation.

"Founder" means a person or company who,

(a)

acting alone, in conjunction or in concert with one or more other persons or companies, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, and

(b)	at the time of the proposed trade, is actively involved in the business of the Corporation.

"Person" includes:

(a)	an individual;

(b)	a corporation;

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative.

Name of Subscriber (please print)

By:
Authorized Signature

Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above different than name of Subscriber)

DATED at _________________________ this _______ day of _______________, 2025.

Ontario Investors Only

FORM 45-106F12

RISK ACKNOWLEDGEMENT FORM FOR ONTARIO FAMILY, FRIENDS AND BUSINESS ASSOCIATES

WARNING! This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment

SECTION 1 TO BE COMPLETED BY THE ISSUER
1. About your investment
Type of securities: Common Shares	Issuer: Firefly Neuroscience, Inc.
Purchased from: Firefly Neuroscience, Inc. (the Issuer of the Common Shares)
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement [Instruction: initial all boxes in Section 2]
This investment is risky. Initial that you understand that:		Your initials
Risk of loss – You could lose your entire investment of $______________________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status [Instruction: initial one or more boxes that apply]
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you.		Your initials

A) You are:

1. [check all applicable boxes]

☐ a director of the issuer or an affiliate of the issuer

☐ an executive officer of the issuer or an affiliate of the issuer

☐ a control person of the issuer or an affiliate of the issuer

☐ a founder of the issuer

OR

2. [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ____________________ [Instruction: Insert the name of the person who is your relative either directly or through his or her spouse], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You are the ____________________ of that person or that person’s spouse.

[Instruction: To qualify for this investment, the person listed above must be (a) your spouse or (b) your or your spouse’s parent, grandparent, brother, sister, child or grandchild.]

C) You are a close personal friend of ____________________ [Instruction: Insert the name of your close personal friend], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You have known that person for _____ years.

D) You are a close business associate of ____________________ [Instruction: Insert the name of your close business associate], who holds the following position at the issuer or an affiliate of the issuer: ____________________.

You have known that person for _____ years.

4. Your name and signature

By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of the person identified in section 5 of this form.

First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE CLOSE PERSONAL RELATIONSHIP, IF APPLICABLE

5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this form, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment
Firefly Neuroscience, Inc. 150 King St W #200, Toronto, ON. Attn: Greg Lipschitz Email: Greg@LazerCapital.com
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.
Signature of executive officer of the issuer (other than the purchaser):	Date:

Form instructions:

1.    The information in sections 1, 5 and 6 must be completed before the purchaser completes and signs the form.

2.

The purchaser, an executive officer who is not the purchaser and, if applicable, the person who claims the close personal relationship to the purchaser must sign this form. Each of the purchaser, contact person at the issuer and the issuer must receive a copy of this form signed by the purchaser. The issuer is required to keep a copy of this form for 8 years after the distribution.

3.

The detailed relationships required to purchase securities under this exemption are set out in section 2.5 of National Instrument 45-106 Prospectus Exemptions. For guidance on the meaning of “close personal friend” and “close business associate”, please refer to sections 2.7 and 2.8, respectively, of Companion Policy 45-106CP Prospectus Exemptions.

SCHEDULE G

WARRANT CERTIFICATE

See attached.

SCHEDULE "H"

PRE-FUNDED WARRANT

See attached.